UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 11, 2008
GENTA INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-19635	33-0326866
(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ (Address of Principal Executive Offices)	07922 (Zip Code)
(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On December 11, 2008, Genta Incorporated, (the Company), announced that the Company has filed an appeal of the recent negative decision by the Food and Drug Administration’s (FDA) Office of Oncology Drug Products (OODP) regarding the Company’s New Drug Application (NDA) for Genta’s lead oncology product, Genasense® (oblimersen sodium) Injection. The NDA proposed the use of Genasense in combination with chemotherapy as treatment for patients with relapsed or refractory chronic lymphocytic leukemia (CLL).
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release of the Company dated December 11, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED
Date: December 11, 2008	By:	/s/ GARY SIEGEL
		Name:	Gary Siegel
		Title:	Vice President, Finance

EXHIBIT INDEX

Exhibit		Sequentially
Number	Description	Numbered Page

99.1	Press Release of the Company dated December 11, 2008